UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2010

CLEANTECH INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35002	98-0516425
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C District, Maoshan Industry Park, Tieling Economic Development Zone, Tieling, Liaoning Province, China	112616
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 0410-6129922

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 5, 2010, CleanTech Innovations, Inc. amended the Registration Rights Agreement, dated December 13, 2010, between us and the accredited institutional investors as signatories thereto, the form of which was filed as Exhibit 4.6 to our Current Report on Form 8-K filed on December 16, 2010. The First Amendment to the Registration Rights Agreement provides that any penalty due to our failure to file or keep effective the registration statement declared effective on December 23, 2010, shall be payable only in cash and not common stock. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of the amendment attached hereto as Exhibit 4.7.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.7	Form of First Amendment to Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANTECH INNOVATIONS, INC.
(Registrant)

Date:	January 11, 2011	By:	/s/ Bei Lu
		Name:	Bei Lu
		Title:	Chief Executive Officer